UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

DENALI CAPITAL ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2023

Denali Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41351	98-1659463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

437 Madison Avenue, 27th Floor,

New York, New York 10022

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (646) 978-5180

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	DECAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	DECA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DECAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On December 29, 2023, Denali Capital Acquisition Corp. (“Denali”) issued a press release announcing that the extraordinary general meeting (the “Shareholder Meeting”) originally scheduled for Thursday, January 4, 2024 at 9:00 AM, Eastern Time, is being postponed to Tuesday, January 9, 2024 at 9:00 AM, Eastern Time (the “Postponement”). There is no change to the physical location, the record date, the purpose or any of the proposals to be acted upon at the Shareholder Meeting. Shareholders may also now attend the Shareholder Meeting virtually, as further described below.

As a result of the Postponement, the Shareholder Meeting will now be held at 9:00 AM, Eastern Time, on January 9, 2024. The Shareholder Meeting will still be held at the offices of US Tiger Securities, Inc. located at 437 Madison Avenue, 27th Floor, New York, New York 10022 and virtually via live webcast. Shareholders will be able to attend the Shareholder Meeting online, vote their shares and submit any questions during the Shareholder Meeting by visiting www.virtualshareholdermeeting.com/DECA2024SM. Also, as a result of this change, Denali has extended the deadline for delivery of redemption requests from Denali’s shareholders from 5:00 PM, Eastern Time, on January 2, 2024, to 5:00 PM, Eastern Time, on January 5, 2024.

Denali plans to continue to solicit proxies from shareholders during the period prior to the Shareholder Meeting. Only holders of record of Class A ordinary shares and Class B ordinary shares as of the close of business on December 14, 2023, the record date for the Shareholder Meeting, are entitled to vote at the Shareholder Meeting or any adjournment thereof.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Participants in the Solicitation

Denali, its directors and certain of its respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Shareholder Meeting. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation of the shareholders of Denali and a description of their direct and indirect interests are contained in the definitive proxy statement relating to the Shareholder Meeting (the “Definitive Proxy Statement”).

Additional Information and Where To Find It

On December 15, 2023, Denali filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Shareholder Meeting. INVESTORS AND SECURITY HOLDERS OF DENALI ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS DENALI FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to Denali’s proxy solicitor, Advantage Proxy, Inc., P.O. Box 10904, Yakima, WA 98909, Toll-Free: (877) 870-8565, Collect: (206) 870-8565, Email: ksmith@advantageproxy.com.

Cautionary Statement Regarding Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the date of the Shareholder Meeting. These statements are based on current expectations on the date of this communication and involve a number of risks and uncertainties that may cause actual results to differ significantly. Denali does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press Release, dated December 29, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENALI CAPITAL ACQUISITION CORP.

Dated: December 29, 2023	By:	/s/ Lei Huang
	Name:	Lei Huang
	Title:	Chief Executive Officer

Exhibit 99.1

Denali Capital Acquisition Corp. Announces Postponement of

Extraordinary General Meeting From Thursday, January 4, 2024 to Tuesday, January 9, 2024

NEW YORK, NEW YORK, December 29, 2023 – Denali Capital Acquisition Corp. (Nasdaq: DECA) (the “Company”) announced today that its previously announced extraordinary general meeting (the “Shareholder Meeting”) originally scheduled for Thursday, January 4, 2024, at 9:00 AM, Eastern Time, is being postponed to Tuesday, January 9, 2024, at 9:00 AM, Eastern Time (the “Postponement”). There is no change to the physical location, the record date, the purpose or any of the proposals to be acted upon at the Shareholder Meeting. Shareholders may also now attend the Shareholder Meeting virtually, as further described below.

As a result of the Postponement, the Shareholder Meeting will now be held at 9:00 AM, Eastern Time, on January 9, 2024. The Shareholder Meeting will still be held at the offices of US Tiger Securities, Inc. located at 437 Madison Avenue, 27th Floor, New York, New York 10022 and virtually via live webcast. Shareholders will be able to attend the Shareholder Meeting online, vote their shares and submit any questions during the Shareholder Meeting by visiting www.virtualshareholdermeeting.com/DECA2024SM. Also, as a result of this change, the Company has extended the deadline for delivery of redemption requests from the Company’s shareholders from 5:00 PM, Eastern Time, on January 2, 2024, to 5:00 PM, Eastern Time, on January 5, 2024.

If any shareholders have questions or need assistance in connection with the Shareholder Meeting, please contact the Company’s proxy solicitor, Advantage Proxy, Inc., P.O. Box 10904, Yakima, WA 98909, Toll-Free: (877) 870-8565, Collect: (206) 870-8565, Email: ksmith@advantageproxy.com.

The Company plans to continue to solicit proxies from shareholders during the period prior to the Shareholder Meeting. Only holders of record of Class A ordinary shares and Class B ordinary shares as of the close of business on December 14, 2023, the record date for the Shareholder Meeting, are entitled to vote at the Shareholder Meeting or any adjournment thereof.

About the Company

Denali Capital Acquisition Corp. is a blank check company formed as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Participants in the Solicitation

The Company, its directors and certain of its respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Shareholder Meeting. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation of the shareholders of the Company and a description of their direct and indirect interests are contained in the definitive proxy statement relating to the Shareholder Meeting (the “Definitive Proxy Statement”).

Additional Information and Where To Find It

On December 15, 2023, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Shareholder Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to the Company’s proxy solicitor, Advantage Proxy, Inc., P.O. Box 10904, Yakima, WA 98909, Toll-Free: (877) 870-8565, Collect: (206) 870-8565, Email: ksmith@advantageproxy.com.

Cautionary Statement Regarding Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the date of the Shareholder Meeting. These statements are based on current expectations on the date of this communication and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.